UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 21, 2018

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                                           Regulation FD Disclosure.

On August 21, 2018, Impac Mortgage Holdings, Inc. (the “Company”) issued a press release reporting additional director nominees for the Special Meeting of the Company’s 9.375% Series B Cumulative Redeemable Preferred Shares (“Series B Preferred Shares”) to be held on Thursday, September 13, 2018.  A copy of the press release is attached hereto as Exhibit 99.1 and the information therein is incorporated herein by reference.

A Notice of Special Meeting  was provided by the Company to holders of record of Series B Preferred Shares as of the close of business on August 10, 2018, the record date for the Special Meeting, and was attached  as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2018.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
99.1	Press Release dated August 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: August 21, 2018

	By:	/s/ Ron Morrison
	Name:	Ron Morrison
	Title:	EVP & General Counsel